EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Form S-8 of Consolidated Minerals Management, Inc. of our
report dated September 5, 2001 on the financial statements of Consolidated Minerals Management, Inc. for the quarter ending June 30, and for the periods then ended, appearing in this current report on Form S-8, of
Consolidated Minerals Management.

                                        By: /s/ Clyde Bailey, P.C.
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                                                Clyde Bailey, P.C.